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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): May 16, 2002

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                         INTERMEDIA COMMUNICATIONS INC.
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            (Exact Name of Registrant as Specified in its Charter)



          Delaware                Formerly 0-20135         59-2913586
      (State or Other             (Commission File       (IRS Employer
      Jurisdiction of                  Number)       Identification Number)
           Incorporation)


                               One Intermedia Way
                               Tampa, FL 33647
                   (Address of Principal Executive Offices)


      Registrant's telephone number, including area code: (813) 829-0011


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Item 4.  Changes in Registrant's Certifying Accountant

Effective May 16, 2002, at the recommendation of the Board of Directors of Intermedia Communications Inc. ("Intermedia"), Intermedia engaged KPMG LLP ("KPMG") as Intermedia's independent auditors. During the two most recent fiscal years and through May 16, 2002, Intermedia did not consult KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the consolidated financial statements of Intermedia, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

      KPMG replaces the firm of Arthur Andersen LLP ("Arthur Andersen"), which Intermedia's Board of Directors determined should be dismissed effective May 16, 2002.

      Arthur Andersen's report on Intermedia's financial statements for the year ended December 31, 2001 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal year ended December 31, 2001, and in the subsequent period through May 16, 2002, there were no disagreements with Arthur Andersen on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make reference to the matter in connection with their report on the financial statements. Additionally, during such periods there were no reportable events as defined in
Item 304(a)(1)(v) of Regulation S-K.

      Intermedia has requested, and Arthur Andersen has furnished, a letter addressed to the Securities and Exchange Commission stating that Arthur Andersen agrees with the statements made by Intermedia herein. A copy of that letter from Arthur Andersen to the Securities and Exchange Commission is filed as Exhibit
16.1 to this Current Report on Form 8-K.

      In a Current Report on Form 8-K filed on August 6, 2001 (File No. 000-20135), Intermedia previously reported a change in accountants to perform the audit of the consolidated financial statements of Intermedia for the fiscal year ended December 31, 2001, which Current Report is incorporated by reference herein.


ITEM 7(c).  EXHIBITS.

See Exhibit Index.





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Item 7. Financial Statements and Exhibits

Exhibit 16.1            Letter regarding change in certifying accountant.


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                                   SIGNATURES




      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     INTERMEDIA COMMUNICATIONS INC.



                                     By: /s/ Scott D. Sullivan
                                        ---------------------------------------
                                        Scott D. Sullivan
                                        Secretary, Treasurer and Vice President

Dated: May 28, 2002

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                                  EXHIBIT INDEX

Exhibit No.       Description of Exhibit
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16.1              Letter regarding change in certifying accountant